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                 EXHIBIT 23.2  CONSENT OF INDEPENDENT AUDITORS



          We consent to the incorporation by reference in this Registration Statement of Vertel Corporation on Form S-8 of our report dated February 3, 2000, appearing in the Annual Report on Form 10-K of Vertel Corporation for the year ended December 31, 1999.


/s/  DELOITTE & TOUCHE LLP


Los Angeles, California

August 7, 2000